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                                                                  EXECUTION COPY






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                          AGREEMENT TO EXTEND PURCHASE
                           COMMITMENT EXPIRATION DATE

                          dated as of December 20, 1996

                                   Relating to

                             NOTE PURCHASE AGREEMENT


                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,


                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,


                          DELAWARE FUNDING CORPORATION
                                  as Purchaser,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for the benefit of the DFC Owners,



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          THIS AGREEMENT TO EXTEND PURCHASE COMMITMENT EXPIRATION DATE dated as of December 20, 1996 (this "AGREEMENT") Relating to the Note Purchase Agreement dated as of December 28, 1995 (as amended from time to time, the "NOTE PURCHASE AGREEMENT") by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL, LTD., a Minnesota corporation, as Servicer and in its individual capacity ("OFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as Administrative Agent, for the benefit of the DFC Owners (the "ADMINISTRATIVE AGENT"), is by and among the parties listed above. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 2.04 of the Note Purchase Agreement, the parties to the Note Purchase Agreement are permitted to extend the Purchase Commitment Expiration Date by mutual agreement in writing; and

          WHEREAS, the parties to the Note Purchase Agreement desire to extend the Purchase Commitment Expiration Date.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Agreement agree as follows:

          SECTION 1. EXTENSION OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the Purchase Commitment Expiration Date such that clause (i) of the definition of "Purchase Commitment Expiration Date" now reads "January 17, 1997.

          SECTION 2. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement, as supplemented by this Agreement. This Agreement shall not constitute a novation of the Note Purchase Agreement, but shall constitute a supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Note Purchase Agreement, as supplemented by this Amendment, as though the terms and obligations of the Note Purchase Agreement were set forth herein.

          SECTION 3. EFFECTIVENESS. This Agreement shall become effective as of December 20, 1996, upon receipt by the Administrative Agent of the following: (a) executed counterparts of this Agreement; (b) an executed copy of the Second Amendment and Consent Relating to DFC Asset Purchase Agreement, dated as of the date hereof, evidencing the extension of the commitment terms


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and the change of the commitment amounts of certain DFC Purchasers; (c) an executed copy of the First Amendment and Consent Relating to Certificate Purchase Agreement among the Seller, OFL, the "Purchasers" named therein and Morgan Guaranty Trust Company of New York; (d) an Officer's Certificate from each of the Seller, OFL and ORFC II, each in form and substance reasonably acceptable to the Purchaser and its counsel, dated as of the date of this Agreement, to the effect that (i) the representations and warranties of the Seller, OFL and ORFC II in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, are true and correct as of the date hereof; (ii) OFL, the Seller and ORFC II are in compliance with their respective covenants in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, as of the date hereof; and
(iii) no Note Purchase Termination Event or event which with the passage of time could become a Note Purchase Termination Event shall have occurred and be continuing as of the date hereof; and (e) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 4. PRIOR UNDERSTANDINGS. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  OLYMPIC AUTOMOBILE RECEIVABLES
                                  WAREHOUSE TRUST,
                                    as Seller

                                  By:  Wilmington Trust Company,
                                       not in its individual
                                       capacity but solely as
                                       Owner Trustee


                                  By:  /s/ Denise M. Geran
                                     ________________________________
                                     Name:        DENISE M. GERAN
                                     Title:  Financial Services Officer


                                  OLYMPIC FINANCIAL LTD.


                                  By:  /s/ illegible
                                     __________________________________
                                     Name:
                                     Title:  Treasurer


                                  DELAWARE FUNDING CORPORATION,
                                    as Purchaser

                                  By:  Morgan Guaranty Trust
                                       Company of New York,
                                       as attorney-in-fact for
                                       Delaware Funding Corporation


                                  By:  /s/ Richard A. Burke
                                     __________________________________
                                     Name:    RICHARD A. BURKE
                                     Title:    Vice President


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK,
                                    as Administrative Agent


                                  By:  /s/ Richard A. Burke
                                     __________________________________
                                     Name:     RICHARD A. BURKE
                                     Title:     Vice President


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